UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 25, 2019
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2019, Craig N. Adams, Executive Vice President—Land, Legal and Administration of Matador Resources Company (the “Company”), was elected as Executive Vice President and Chief Operating Officer—Land, Legal and Administration, and Billy E. Goodwin, Executive Vice President and Head of Operations, was elected as Executive Vice President and Chief Operating Officer—Drilling, Completions and Production.
Mr. Adams, age 52, joined the Company in September 2012 as its Vice President and General Counsel. In July 2013, Mr. Adams was promoted to Executive Vice President—Land and Legal and became Executive Vice President—Land, Legal and Administration in June 2015. Before joining the Company, Mr. Adams was a partner with Baker Botts L.L.P. from March 2001 to September 2012 where he focused his practice on securities, mergers and acquisitions and corporate governance matters.
Mr. Goodwin, age 61, joined the Company in July 2010 as its Drilling Manager. In September 2013 he was named Vice President of Drilling, and he was promoted to Senior Vice President—Operations in February 2016 and to Executive Vice President and Head of Operations in August 2017. He was previously with Samson Resources, a company he joined in 2001 to supervise the drilling of underbalanced multilateral horizontal wells.
The Company’s Executive Committee will continue to consist of Joseph Wm. Foran, Chairman and Chief Executive Officer, Matthew V. Hairford, President, David E. Lancaster, Executive Vice President and Chief Financial Officer, Mr. Adams, Mr. Goodwin, Van H. Singleton, II, Executive Vice President of Land, Bradley M. Robinson, Executive Vice President—Reservoir Engineering and Chief Technology Officer, and G. Gregg Krug, Executive Vice President—Marketing and Midstream Strategy.
For further information required to be disclosed pursuant to this Item 5.02, please see “Executive Compensation” and “Transactions with Related Persons” in the Proxy Statement filed by the Company with the Securities and Exchange Commission on April 25, 2019, which information is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: April 30, 2019	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President